                                                                   EXHIBIT 99.30

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1

                              ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                MASTER SERVICER

                               HSBC BANK USA, N.A.
                                    TRUSTEE

                               JANUARY [20], 2005

      -------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

      -------------------------------------------------------------------------
      Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

QUESTIONS                                                 [CAMBRIDGE PLACE LOGO]
FOR
MLMI 05-WMC1

DATE: January 20, 2005
FROM: Adam McGowan

TOTAL COLLATERAL

- WHAT'S THE BREAKDOWN OF NORTH VS. SOUTH CALIFORNIA?

                                    NUMBER OF         AGGREGATE
                                    MORTGAGE          PRINCIPAL
PROPERTY STATE                        LOANS            BALANCE                 %
--------------                        -----            -------                 -
California-Southern                   3,788          837,057,629.37          45.18
California-Northern                   1,020          241,735,981.29          13.05
New York                                395           95,771,455.47           5.17
Florida                                 590           76,773,621.35           4.14
Maryland                                437           69,469,245.58           3.75
Other                                 4,204          531,999,653.05          28.71
                                     ------        ----------------         ------
TOTAL:                               10,434        1,852,807,586.11         100.00
                                     ======        ================         ======

                                                                    ADAM MCGOWAN

- I NEED A DTI STRAT AND THE AVERAGE DTI FOR ONLY THE I/O LOANS.

                                                  IO
                                               ---------
                                               NUMBER OF         AGGREGATE
                                                MORTGAGE         PRINCIPAL
BACK DEBT TO INCOME RATIO                        LOANS            BALANCE           %           DTI
-------------------------                        -----            -------           -           ---
5.01 to 10.00                                        3            689,399.99       0.22         8.47
10.01 to 15.00                                       5          1,605,236.00       0.50        14.54
15.01 to 20.00                                      19          5,631,800.75       1.76        17.72
20.01 to 25.00                                      46         12,533,452.46       3.91        22.71
25.01 to 30.00                                      87         25,940,240.35       8.09        27.89
30.01 to 35.00                                     125         37,993,070.52      11.85        32.63
35.01 to 40.00                                     218         66,211,303.13      20.65        37.68
40.01 to 45.00                                     338        104,908,528.04      32.72        42.85
45.01 to 50.00                                     184         56,893,362.23      17.75        47.46
50.01 to 55.00                                      21          6,873,437.25       2.14        52.14
55.01 to 60.00                                       4          1,309,498.62       0.41        56.47
                                                 -----        --------------     ------        -----
TOTAL:                                           1,050        320,589,329.34     100.00        38.99
                                                 =====        ==============     ======        =====

                                                                    ADAM MCGOWAN

- I NEED A DTI STRAT AND THE AVERAGE DTI FOR ALL THE LOANS.

                                               NUMBER OF          AGGREGATE
                                               MORTGAGE           PRINCIPAL
BACK DEBT TO INCOME RATIO                        LOANS             BALANCE            %           DTI
-------------------------                        -----             -------            -           ---
0.01 to 5.00                                         6            1,751,328.71       0.09         3.89
5.01 to 10.00                                       38            6,517,046.82       0.35         8.17
10.01 to 15.00                                      94           14,885,818.41       0.80        13.03
15.01 to 20.00                                     238           36,032,246.07       1.94        17.79
20.01 to 25.00                                     425           67,150,966.89       3.62        22.71
25.01 to 30.00                                     730          122,154,626.97       6.59        27.76
30.01 to 35.00                                   1,188          202,604,447.90      10.93        32.65
35.01 to 40.00                                   1,808          322,585,980.14      17.41        37.67
40.01 to 45.00                                   2,383          444,247,689.65      23.98        42.66
45.01 to 50.00                                   2,630          463,489,948.78      25.02        47.60
50.01 to 55.00                                     808          155,881,491.89       8.41        52.25
55.01 to 60.00                                      86           15,505,993.88       0.84        56.53
                                                ------        ----------------     ------        -----
TOTAL:                                          10,434        1,852,807,586.11     100.00        40.27
                                                ======        ================     ======        =====

                                                                    ADAM MCGOWAN

- I NEED AN AVERAGE DTI FOR EACH FICO BUCKET.

                            NUMBER OF         AGGREGATE
                            MORTGAGE          PRINCIPAL
FICO SCORE                    LOANS            BALANCE            %           DTI
----------                    -----            -------            -           ---
476 to 500                        5              711,632.07      0.04        44.81
501 to 525                      245           42,634,012.03      2.30        40.35
526 to 550                      358           61,039,679.42      3.29        40.37
551 to 575                      633          117,005,326.50      6.32        40.03
576 to 600                    1,103          178,151,834.90      9.62        39.64
601 to 625                    1,582          268,970,644.83     14.52        40.28
626 to 650                    1,989          357,811,381.47     19.31        40.92
651 to 675                    1,730          321,598,880.54     17.36        40.33
676 to 700                    1,094          202,714,427.76     10.94        40.41
701 to 725                      796          141,317,138.32      7.63        40.69
726 to 750                      474           83,373,545.25      4.50        38.77
751 to 775                      286           53,651,083.29      2.90        38.66
776 to 800                      136           23,076,441.72      1.25        40.19
801 to 825                        3              751,558.01      0.04        39.21
                             ------        ----------------    ------        -----
TOTAL:                       10,434        1,852,807,586.11    100.00        40.27
                             ======        ================    ======        =====

                                                                    ADAM MCGOWAN

- WHAT ARE THE INITIAL AND PERIODIC CAPS FOR I/O ARMS?

FOR THE 2/28 IO ARMS, THE INITIAL AND PERIODIC CAPS ARE SUBSTANTIALLY 3% AND 1%, RESPECTIVELY.

FOR THE 5/25 IO ARMS, THE INITIAL AND PERIODIC CAPS ARE SUBSTANTIALLY 5% AND 1%, RESPECTIVELY.

- WHAT % OF THE TOTAL LOANS HAVE A SECOND LIEN? WHAT IS THE LTV DISTRIBUTION AND AVERAGE DTI FOR THESE LOANS? WHAT % OF THESE SECONDS ARE INCLUDED IN THE DEAL, AND WHAT % ARE SILENT?

36.21% BY BALANCE (27.81% BY COUNT) HAVE A SECOND LIENS BEHIND THEM. THE AVERAGE LTV AND DTI FOR SUCH LOANS WAS 79.62% (98.55% WITH THE SECOND LIEN) AND 40.85%, RESPECTIVELY.

APPROXIMATELY 94.49% BY LOAN COUNT OF THESE SECOND LIENS ARE INCLUDED IN THE DEAL AND 5.51% BY LOAN COUNT ARE SILENT.

- WHAT % OF THE I/O LOANS HAVE A SECOND LIEN? WHAT IS THE LTV DISTRIBUTION AND AVERAGE DTI FOR THESE LOANS? WHAT % OF THESE SECONDS ARE INCLUDED IN THE DEAL, AND WHAT % ARE SILENT?

60.66% BY BALANCE (64.00% BY COUNT) HAVE A SECOND LIENS BEHIND THEM. THE AVERAGE LTV AND DTI FOR SUCH LOANS WAS 79.79% (98.96% WITH THE SECOND LIEN) AND 38.75%, RESPECTIVELY.

APPROXIMATELY 92.40% BY LOAN COUNT OF THESE SECOND LIENS ARE INCLUDED IN THE DEAL AND 7.60% BY LOAN COUNT ARE SILENT.

                                                                    ADAM MCGOWAN